EXHIBIT 19

                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Trustees of Phoenix Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Series Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.







February 21, 1996                           /s/ C. Duane Blinn, Trustee
                                            ------------------

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Trustees of Phoenix Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Series Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.







February 21, 1996                           /s/ Robert Chesek, Trustee
                                            -----------------

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Trustees of Phoenix Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Series Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.







February 21, 1996                           /s/ E. Virgil Conway, Trustee
                                            --------------------

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Trustees of Phoenix Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Series Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.







February 21, 1996                           /s/ Harry Dalzell-Payne, Trustee
                                            -----------------------

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Trustees of Phoenix Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.







May 22, 1996                             /s/ Francis E. Jeffries, Trustee
                                         -----------------------

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Trustees of Phoenix Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Series Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.







February 21, 1996                           /s/ Leroy Keith, Jr., Trustee
                                            --------------------

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Trustees of Phoenix Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.







May 22, 1996                       /s/ Everett L. Morris, Trustee
                                   ---------------------

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Trustees of Phoenix Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Series Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.







February 21, 1996                           /s/ James M Oates, Trustee
                                            -----------------

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Trustees of Phoenix Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     WITNESS my hand and seal on the date set forth below.







May 22, 1996                             /s/ Calvin J. Pedersen, Trustee
                                         ----------------------

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Trustees of Phoenix Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Series Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.







February 21, 1996                           /s/ Philip R. Reynolds, Trustee
                                            ----------------------

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Trustees of Phoenix Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Series Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.







February 21, 1996                           /s/ Herbert Roth, Jr., Trustee
                                            ---------------------

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Trustees of Phoenix Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Series Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.







February 21, 1996                           /s/ Richard E. Segerson, Trustee
                                            -----------------------

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Trustees of Phoenix Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Series Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.







February 21, 1996                           /s/ Lowell P. Weicker, Jr., Trustee
                                            --------------------------

                                POWER OF ATTORNEY


     I, the undersigned member of the Board of Trustees of Phoenix Series Fund, hereby constitute and appoint Philip R. McLoughlin and Thomas N. Steenburg or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to Phoenix Series Fund, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

     I hereby further revoke any and all powers of attorney previously given by me with respect to said Phoenix Series Fund, provided that this revocation shall not affect the exercise of such prior powers prior to the date hereof.

     WITNESS my hand and seal on the date set forth below.







February 21, 1996                           /s/ Nancy G. Curtiss
                                            --------------------
                                             Nancy G. Curtiss
                                             Treasurer
                                             Principal Financial and
                                             Accounting Officer